EXHIBIT E

                        CUSTODIAL AND SECURITY AGREEMENT


         THIS CUSTODIAL AND SECURITY AGREEMENT (this "AGREEMENT") is made as of June 13, 2005, by and among Secured Services, Inc., a Delaware corporation with an address at 110 Williams Street, 14th Floor, New York, NY 10038 (the
"COMPANY"), the purchasers signatory hereto (each individually, a "PURCHASER," and collectively, the "PURCHASERS"), and Feldman Weinstein LLP, with an address at 420 Lexington Avenue, Suite 2620, New York, New York 10170 (the "CUSTODIAN"). CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO IN THE FIRST RECITAL.

                              W I T N E S S E T H:

         WHEREAS, the Company and each Purchaser has entered into the Securities Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), pursuant to which the Purchasers are purchasing the Company's 7.5% Convertible Debentures due three years after their date of issuance (collectively, the "SECURED DEBENTURES") and Warrants; and

         WHEREAS, in order to induce the Purchasers to enter into the Purchase Agreement and to purchase the Debentures, and as a condition precedent thereto, the Company has agreed to secure the payment and performance of its obligations under the Purchase Agreement, the Debentures, this Agreement and the other Transaction Documents by granting to the Purchasers a first priority security interest in certain of the cash proceeds from the sale of the Debentures; and

         WHEREAS, the Company and the Purchasers have requested that the Custodian hold $3,000,000 of the gross cash proceeds from the sale of the Debentures for the benefit of the Purchasers, as secured parties, in accordance with the terms hereof;

         WHEREAS, the Purchasers wish to initially appoint Midsummer Capital LLC as a representative of the Purchasers (the "PURCHASER REPRESENTATIVE") to act on behalf of all of the Purchasers solely with respect to the release of funds pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  CLOSING.

             (a) Upon the Custodian's receipt from the Purchasers of, in the aggregate, $7,000,000 into its escrow account (the "ESCROW ACCOUNT"), together with each Purchaser's executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, the Custodian shall telephonically advise the Company, or the Company's designated attorney or agent, of its receipt of such funds and such documents.

             (b) Wire transfers to the Custodian shall be made as follows:

                                    STERLING NATIONAL BANK
                                    622 3RD AVENUE
                                    NEW YORK, NY 10017
                                    ACCOUNT NAME:  FELDMAN WEINSTEIN LLP
                                    ABA ROUTING NO: 026007773
                                    ACCT NO: 0814180101
                                    REMARK:  SSVC/[FUND NAME]

             (c) The Company, upon receipt of the telephonic notice described in
          Section 1(a) above, shall deliver to the Custodian the certificates representing the Debentures and the Warrants to be issued to each Purchaser at the Closing together with:

               (i) a counterpart  of the  Registration  Rights  Agreement,  duly executed by the Company;

               (ii) the executed legal opinion of Company Counsel;

               (iii) a counterpart of the Purchase  Agreement,  duly executed by the Company; and

               (iv) a  counterpart  of  this  Agreement,  duly  executed  by the
            Company.

             (d) In the event that the foregoing items have not been delivered to the Custodian by the Company within five (5) Trading Days after the Custodian has received all of the Subscription Amounts (net of any permitted deductions pursuant to the Purchase Agreement), then each Purchaser shall have an independent and separate right to demand and receive the return of its Subscription Amount.

             (e) Once the Custodian receives all of the items required to be delivered hereunder, it shall wire the gross proceeds raised pursuant to the Purchase Agreement per the written instructions of the Company less the balance of $3,000,000 (the "SECURED PROCEEDS") which shall be initially transferred into a separate non-interest bearing custodian deposit account of the Custodian (the "CUSTODIAN ACCOUNT"). Thereafter, the Custodian Account shall be maintained by the Custodian in accordance with the terms of this Agreement and may be invested, if possible, in an interest-bearing government securities or commercial money market fund made available by the Custodian's bank or as otherwise directed in a writing executed by the Company and the Purchaser Representative. The Custodian, by its execution and delivery of this Agreement, hereby agrees to accept receipt of the Secured Proceeds and to hold such proceeds for the benefit of the Purchasers, as secured parties.

             (f) After transferring the Secured Proceeds into the Custodian Account, the Custodian shall then arrange to have originals or counterpart originals of the Purchase

          Agreement, the Warrants, the Debentures, the Registration Rights Agreement, this Agreement and the opinion of counsel delivered to the appropriate parties.

            (g) The Custodian shall hold the Secured Proceeds in the Custodian Account, for the benefit of each Purchaser, and not release such proceeds except as provided herein. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, AS TO ANY PURCHASER, THE CUSTODIAN SHALL ONLY RELEASE FUNDS TO THE COMPANY OR A PURCHASER UNDER THIS AGREEMENT TO THE EXTENT ALL SUCH RELEASES ON ACCOUNT OF SUCH PURCHASER, IN THE AGGREGATE, DO NOT EXCEED 42.8% OF THE ORIGINAL PRINCIPAL AMOUNT OF
         DEBENTURES PURCHASED BY SUCH PURCHASER PURSUANT TO THE PURCHASE AGREEMENT PLUS ACCRUED INTEREST.

            (h) The Purchasers hereby appoint the Purchaser Representative as the representative of the Purchasers to act on behalf of all of the Purchasers with respect to the release of funds pursuant to this Agreement.

          2. RELEASE OF SECURED PROCEEDS.

             (a) RELEASE UPON VOLUNTARY CONVERSION OF DEBENTURES. Upon the conversion by a Purchaser of all or part of the principal amount of the Debenture(s) held by such Purchaser in excess of such Purchaser's Pro Rata Amount of the sum of $4,000,000 ("PRO RATA AMOUNT" as defined in the Debenture), (the "CONVERTED PRINCIPAL AMOUNT"), such Purchaser and the Company shall promptly thereafter execute a joint certificate to the Custodian certifying that such Converted Principal Amount has been converted by the Purchaser (a "CONVERSION CERTIFICATE", such release upon Conversion shall be a "CONVERSION RELEASE" and such date of a Conversion Release shall be the "CONVERSION RELEASE DATE"). Promptly after its receipt of a Conversion Certificate, the Custodian shall release out of the Secured Proceeds, subject to the limitation set forth in Section 1(g), to the account specified in the written instructions of the Company, an amount equal to the Converted Principal Amount.

             (b) RELEASE UPON THE ENGAGEMENT OF A CHIEF EXECUTIVE OFFICER OF THE COMPANY. Upon the Company engaging a Chief Executive Officer, who may be an existing officer or employee of the Company, acceptable to [Andrew Nash], the Company and each Purchaser shall promptly thereafter execute a joint certificate to the Custodian certifying that the Secured Proceeds are to be released to the Company ("EMPLOYMENT CERTIFICATE"). Promptly after its receipt of an Employment Certificate, the Custodian shall release the Secured Proceeds to the account specified in the written instructions of the Company.

             (c) RELEASE UPON CONSENT OF PURCHASERS. Upon receipt by the Company of a written consent of a Purchaser to release any portion of the Secured Proceeds, the Company and such Purchaser shall execute and deliver to the Custodian a joint certificate (each, a "CONSENT CERTIFICATE") certifying that consent to release such Secured Proceeds has been obtained, which Consent Certificate shall include the amount of the Secured

          Proceeds to be released, representations from such Purchaser as to the outstanding principal amount of the Debentures held by it at the time such consent was obtained, and a representation by the Company's chief executive officer as to the aggregate principal amount of the Debentures outstanding at the time consent was obtained. Any Purchaser may consent or withhold consent to any such release of any of the Secured Proceeds in its sole and absolute discretion. Upon receipt of the Consent Certificate, the Custodian shall release, to the account of the Company designated in the Consent Certificate, that Purchaser's Pro Rata Portion of the Secured Proceeds specified in the Consent Certificate. If less than all of the Secured Proceeds are released, the remaining amount, for purposes of calculating each Purchaser's rights hereunder, shall be re-allocated according to such Purchaser's Pro Rata Portion.

               (d)  RELEASE UPON AN EVENT OF DEFAULT.

                    (i) If, on the maturity date of the Debentures, or on the 120th calendar day following the date hereof the Secured Proceeds have not been released to the Company, any Debentures shall remain unpaid, then upon receipt by the Custodian of a written notice from a Purchaser holding such Debentures certifying that such Debentures remain unpaid, the Custodian shall release to such Purchaser its Pro Rata Portion of the Secured Proceeds remaining in the Custodian Account relating to such Purchaser (but not more than the amount due under such Debentures then held by such Purchaser and amounts due under the Purchase Agreement to such Purchaser), and such Secured Proceeds shall be applied to reduce amounts due and owing to such Purchaser with respect to the Debentures and the Purchase Agreement as follows: first, to the payment of fees and expenses including liquidated damages; second, to interest payable in cash with respect to the Debentures; and third, to the outstanding principal under the Debentures.

                    (ii) At any time after the occurrence of an Event of Default, any Purchaser may, at its option, deliver a certificate to the Custodian and the Company specifying the nature of the Event of Default. If, within ten days after its receipt of such certificate, the Custodian shall not have received written notice from the Company that it disputes the occurrence of such Event of Default, then the Custodian shall release to such Purchaser such Purchaser's Pro Rata Portion of the Secured Proceeds remaining in the Custodian Account. In the event that the Company does deliver a timely notice to the Custodian and the Purchaser that it disputes such determination, then such dispute shall be resolved between the Company and the Purchaser by arbitration conducted as follows: the arbitration shall be conducted in New York, New York, before an arbitration panel of three arbitrators, one of whom shall be selected by the Purchaser, one of whom shall be selected by the Company, with the remaining arbitrator to be agreed upon by the first two. The arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. Any arbitration decision or award shall be final and conclusive as to the parties to this Agreement and their successors and assigns; judgment upon such decision or award may be entered in any competent court. In the event that the arbitration shall be decided in favor of the applicable Purchaser, then upon delivery of a written copy of such decision by the Purchaser to the Custodian, the Custodian shall promptly release the Purchaser's Pro Rata Portion of the remaining Secured Proceeds to the Purchaser. A release of the Secured Proceeds after 120 days from the date hereof shall be immediate upon receipt by the Custodian of notice.

           3. SECURITY AGREEMENT.

             (a) GRANT. The Company hereby unconditionally and irrevocably grants to the Purchasers, to secure the payment and performance in full when due of all of the Obligations (as said term is defined below), a continuing first priority security interest in, and so pledges and assigns to the Purchasers all of, the Secured Proceeds and any interest that accrues thereon ("COLLATERAL"). "Obligations" means all present and future indebtedness, obligations, covenants, duties and liabilities of any kind or nature of the Company to the Purchasers (or any of them) under this Agreement, the Debentures and the other Transaction Documents, in each case whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Obligations and would be owed by the Company to the Purchasers under the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any of the Company's Subsidiaries.

             (b) FURTHER ASSURANCES. The Company agrees that at any time and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments, documents and/or control agreements and take all further action, that may be necessary or desirable, or that the Purchasers may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable any Purchaser to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

             (c) RIGHTS AND REMEDIES. At any time after the occurrence of an Event of Default, and without any other notice to or demand upon the Company, the Purchasers shall have, in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code in effect from time to time in the State of New York (the "UCC") and any additional rights and remedies which may be provided to a secured party in any applicable jurisdiction.

             (d) POWER OF ATTORNEY. The Company hereby irrevocably constitutes and appoints the Purchasers, and each of them, and any officer, partner, member or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the name, place and stead of the Company or in their own names, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, at any time after the occurrence of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Purchasers were the absolute owners thereof for all purposes, and to do, at the Company's expense, at any time or from time to time, all acts and things which the Purchasers deem necessary or useful to protect, preserve or realize upon the Collateral and the security interest of the Purchasers therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Company might do.

             (e) Intentionally Omitted.

             (f) MARSHALLING. All rights and remedies of the Purchasers hereunder and in respect of the Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of assets which might cause a delay in or impede the enforcement of the rights and remedies of the Purchasers under this Agreement, the Debentures, the other Transaction Documents or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such law.

             (g) NO WAIVER, ETC. The Purchasers shall not be deemed to have waived any of their rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Purchasers. No delay or omission on the part of the Purchasers in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Purchasers with respect to the Obligations or the Collateral, whether evidenced hereby or by any other document or instrument, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Purchasers deem expedient.

             (h) CERTAIN DEFINED TERMS. Terms used in this Section 3 but not otherwise defined in this Agreement that are defined in the UCC (as such term is hereinafter defined) shall have the respective meanings given such terms therein; PROVIDED, HOWEVER, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, then such term shall have the meaning specified in Article 9. "UCC" means the Uniform Commercial Code in effect from time to time in the State of New York.

         4. CONDITIONS TO CUSTODIAN'S DUTIES. The acceptance by the Custodian of its duties as such under this Agreement is subject to the following terms and conditions, which all of the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Custodian:

             (a) The Custodian is not a party to, nor is it bound by, any other agreement by which the other parties hereto may be bound (whether or not it has knowledge of such), other than as expressly herein set forth.

             (b) The Custodian shall be protected in acting upon any written notice, request, waiver, consent, receipt or other document which the Custodian, in good faith, believes to be genuine and what it purports to be. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act. If the Custodian reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

             (c) The Custodian shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys' fees) and damages that may be incurred by the Custodian as a result of its agreeing to act in such capacity and its performance of this Agreement. The Custodian shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees).

             (d) The Custodian may consult with or retain legal counsel in connection with any dispute or question as to the construction of any of the provisions hereof or with regard to its duties and shall be held harmless and protected by the Company and the Purchasers in acting in good faith in accordance with the instructions of such counsel. Such counsel's fees and expenses shall be paid as set forth in Section 4(f) hereof. The Custodian may represent itself at its usual rates.

             (e) The Custodian shall not be responsible or liable for the default or misconduct of its agents, attorneys or employees, if they are selected with reasonable care.

             (f) The Company will pay the Custodian's fees (at the Custodian's customary hourly rate for legal services) and out-of-pocket disbursements for time spent in performing its duties under this Agreement, and if any of Custodian's invoices are not paid in full within 30 days, the Custodian is directed to pay itself directly from the Custodian Account; provided that if fees are taken directly from the Custodian Account by the Custodian, the Purchasers shall have no claim against the Custodian for such funds but shall have a claim against the Company for reimbursement. The Company shall promptly replenish any funds that are disbursed to the Custodian from the Custodian Account.

             (g) The Custodian shall have no obligation to seek to maximize the rate of interest on the Secured Proceeds, and shall be without liability to any person in respect thereof.

             (h) No modification of this Agreement shall, without the consent of the Custodian and all other parties hereto, modify the provisions of this Agreement relating to the duties, obligations or rights of the Custodian. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

          5.  CONFLICT WITH RESPECT TO COLLATERAL.

             (a) In the event that the Custodian at any time receives or becomes aware of conflicting demands or claims with respect to the Collateral, this Agreement or its duties hereunder, the Custodian shall have the right to discontinue and refrain from any and all activities on its part under this Agreement or in connection herewith until such conflict is resolved to its satisfaction.

             (b) The Custodian shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The Company and the Purchasers jointly and severally agree to pay all costs, damages, judgments and expenses, including reasonable attorneys' fees, suffered or incurred by the Custodian in connection with or arising out of this Agreement and the transactions described herein in the event of bona fide conflicting claims or demands, including, but without limiting the generality of the foregoing, a suit in interpleader brought by the Custodian. In the event that the Custodian files a suit in interpleader, it shall thereupon be fully released and discharged from all further obligations to perform any and all duties or obligations imposed upon it by this Agreement (except it may not release the Collateral except as designated by the court).

         6. ACKNOWLEDGEMENT. ALL PARTIES HERETO AGREE THAT THE CUSTODIAN IS COUNSEL FOR MIDSUMMER CAPITAL, LLC ("MIDSUMMER") AND SHALL BE ENTITLED TO REPRESENT MIDSUMMER WITH RESPECT TO THE PURCHASE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREUNDER; AND THE COMPANY AND EACH OTHER PURCHASER HEREBY WAIVES ANY RIGHT OR CLAIM TO OBJECT TO SUCH LEGAL REPRESENTATION BY CUSTODIAN OF MIDSUMMER IN CONNECTION WITH THIS TRANSACTION.

         7.  RESIGNATION  OF  CUSTODIAN.  The  Custodian  may at any time resign hereunder by giving written notice of its resignation to the Company and the Purchasers, at least ten (10) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, all property then held by the Custodian hereunder shall be delivered by it to such Person as may be designated by the Company and the Purchasers, in writing, whereupon all the Custodian's obligations hereunder shall cease and terminate. If no such Person shall have been designated by such date, all obligations of the Custodian hereunder shall, nevertheless, cease and terminate. The Custodian's sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a Person designated by the parties hereto or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, or to file a suit in interpleader as provided in Section 5 above.

         8. INTEREST ON SECURED PROCEEDS. The Custodian shall have no obligation to any party to maintain any level of interest on the Secured Proceeds. In the absence of an Event of Default, all accrued interest, if any, shall be payable to the Company or its assignees at the direction of the Company when actual paid.

         9. SUCCESSORS AND ASSIGNS. The Purchasers may assign their rights hereunder in connection with the transfer of Debentures. The Company may not assign its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and permitted assigns.

         10. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND THE PARTIES AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING HEREUNDER, AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED (WHICH SHALL CONSTITUTE "PERSONAL SERVICE"). THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         11. AMENDMENT. No provision of this Agreement may be amended or waived without the prior written consent of the Company and all the Purchasers; PROVIDED, HOWEVER, that any provision relating to the duties, obligations and rights of the Custodian shall in addition require the approval of the Custodian, as provided in Section 4 above.

         12. NOTICES. All notices or other communications between the parties contemplated under, or relating to, this Agreement shall be in writing, shall be signed by each person giving such notice or communication, and shall be delivered by hand, reputable overnight courier or by certified mail, return receipt requested, to the parties at their respective addresses set forth above or to such other address as to which the sending party has received written notice in accordance with this Section 12.

         13. THE PURCHASER REPRESENTATIVE.

             (a) APPOINTMENT. The Purchasers, by their acceptance of the benefits of the Agreement, hereby designate Midsummer Capital LLC as the Purchaser Representative to act as specified herein. Each Purchaser shall be deemed irrevocably to authorize the Purchaser Representative to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Purchaser Representative by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Purchaser

         Representative may perform any of its duties hereunder by or through its agents or employees.

             (b) NATURE OF DUTIES. The Purchaser Representative shall have no duties or responsibilities except those expressly set forth in this Agreement. Neither the Purchaser Representative nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful conduct. The duties of the Purchaser Representative shall be mechanical and administrative in nature; the Purchaser Representative shall not have by reason of this Agreement a fiduciary relationship in respect of the Company or any Purchaser; and nothing in the Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Purchaser Representative any obligations in respect of this Agreement except as expressly set forth herein and therein.

             (c) LACK OF RELIANCE ON THE PURCHASER REPRESENTATIVE. Independently and without reliance upon the Purchaser Representative, each Purchaser, to the extent it deems appropriate, has made and shall continue to make
         (i) its own independent investigation of the financial condition and affairs of the Company and its subsidiaries in connection with such Purchaser's investment in the Company, the creation and continuance of the Obligations, the transactions contemplated by the Transaction Documents, and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Company and its subsidiaries, and of the value of the Collateral from time to time, and the Purchaser Representative shall have no duty or responsibility, either initially or on a continuing basis, to provide any Purchaser with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter. The Purchaser Representative shall not be responsible to Company or any Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement, or for the financial condition of the Company or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, or the financial condition of the Company, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under this Agreement, the Debentures or any of the other Transaction Documents.

             (d) CERTAIN RIGHTS OF THE PURCHASER REPRESENTATIVE. The Purchaser Representative shall have the right to take any action with respect to the Collateral, on behalf of all of the Purchasers. To the extent practical, the Purchaser Representative shall request instructions from the Purchasers with respect to any material act or action (including failure to act) in connection with this Agreement, and shall be entitled to act or refrain from acting in accordance with the instructions of Purchasers holding a majority in principal amount of Debentures; if such instructions are not provided despite the Purchaser Representative's request therefor, the Purchaser Representative shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Purchasers in respect of actions to be taken by the Purchaser Representative; and the Purchaser Representative shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Purchaser shall have any right of action whatsoever against the Purchaser Representative as a result of the Purchaser Representative acting or refraining from acting hereunder in accordance with the terms of the Agreement, and the Company shall have no right to question or challenge the authority of, or the instructions given to, the Purchaser Representative pursuant to the foregoing.

             (e) RELIANCE. The Purchaser Representative shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and its duties thereunder, upon advice of counsel selected by it.

             (f) INDEMNIFICATION. The Purchaser Representative shall be indemnified and held harmless by the Company and the Purchasers, jointly and severally, from and against any and all loss, expense, fees (including attorneys' fees) and damages that may be incurred by the Purchaser Representative as a result of its agreeing to act in such capacity and its performance of this Agreement. The Purchaser Representative shall not be obligated to any party for any error in judgment or for any act done or steps taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection therewith, except as a result of its own gross negligence or willful misconduct. This indemnity includes the costs of enforcing the indemnification (including attorneys' fees). To the extent that the Purchaser Representative is not reimbursed and indemnified by the Company and/or its subsidiaries, the Purchasers will jointly and severally reimburse and indemnify the Purchaser Representative, in proportion to their initially purchased respective principal amounts of Debentures, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Purchaser Representative in performing its duties hereunder or under this Agreement, or in any way relating to or arising out of this Agreement except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Purchaser Representative's own gross negligence or willful misconduct.

             (g) RESIGNATION BY THE PURCHASER REPRESENTATIVE.

                    (i) The Purchaser Representative may resign from the performance of all its functions and duties under this Agreement at any time by giving 30 days' prior written notice (as provided in the Agreement) to the Company and the
                 Purchasers. Such resignation shall take effect upon the appointment of a successor Purchaser Representative pursuant to clauses (b) and (c) below.

                    (ii) Upon any such notice of  resignation,  the  Purchasers, acting by a majority in interest, shall appoint a successor Purchaser Representative hereunder.

                    (iii) If a successor Purchaser Representative shall not have been so appointed within said 30-day period, the Purchaser Representative shall then appoint a successor Purchaser Representative who shall serve as Purchaser Representative until such time, if any, as the Purchasers appoint a successor Purchaser Representative as provided above. If a successor
                 Purchaser Representative has not been appointed within such 30-day period, the Purchaser Representative may petition any court of competent jurisdiction or may interplead the Company and the Purchasers in a proceeding for the appointment of a successor Purchaser Representative, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by the Company on demand.


                               *******************

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



SECURED SERVICES, INC.


By:__________________________________________
   Name:
   Title:

CUSTODIAN:

FELDMAN WEINSTEIN LLP


By:__________________________________________
   Name:
   Title:

PURCHASER REPRESENTATIVE
MIDSUMMER CAPITAL LLC

By:___________________________________
Name:
Title:



                     [PURCHASERS' SIGNATURE PAGES TO FOLLOW]

            [PURCHASER'S SIGNATURE PAGE TO SSVC CUSTODIAL AGREEMENT]


Name of Investing Entity: __________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF INVESTING ENTITY: _________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

               [ADDITIONAL PURCHASERS' SIGNATURE PAGES TO FOLLOW]